Exhibit 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of NanoSensors, Inc. (the "Company") on Form 10-QSB for the period ended August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ted Wong, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted by the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:   /s/ Ted Wong
      ---------------------------------
      Ted Wong, Chief Executive Officer
      (principal executive officer and principal financial officer) October 20, 2005



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to NanoSensors, Inc. and will be retained by NanoSensors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.